EXHIBIT 16.1

                        [ARTHUR ANDERSEN LLP LETTERHEAD]


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

April 23, 2002

Dear Sir/Madam:

We have read the first, second, third and fourth paragraphs of Item 4 included in the Form 8-K dated April 23, 2002 of Kasper A.S.L., Ltd. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.



Very truly yours,


/s/ Arthur Andersen LLP

Arthur Andersen LLP